Exhibit 1.1
13,200,000
ENDURO ROYALTY TRUST
Units of Beneficial Interest
UNDERWRITING AGREEMENT
[•], 2011
Barclays Capital Inc.
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
As Representatives of the several
    Underwriters named in Schedule 1 attached hereto,
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
          Enduro Resource Partners LLC, a Delaware limited liability company (the “Company”), proposes to sell an aggregate of 13,200,000 trust units (the “Firm Units”) of beneficial interest (the “Trust Units”) of Enduro Royalty Trust, a statutory trust formed under the laws of Delaware (the “Trust”). In addition, the Company proposes to grant the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) an option to purchase up to an additional 1,980,000 Trust Units on the terms set forth in Section 3 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” This is to confirm the agreement concerning the purchase of the Units from the Company by the Underwriters. Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC and Wells Fargo Securities, LLC are acting as the representatives of the several Underwriters and in such capacity are referred to in this Agreement as the “Representatives.”
          It is understood and agreed by all parties hereto that the Company has caused the formation of the Trust and will convey, or cause to be conveyed, to the Trust a net profits interest (the “Net Profits Interest”) entitling the Trust to receive 80% of the net profits from the sale of production of oil and natural gas attributable to the Company’s interest in certain oil and natural gas properties located in Texas, New Mexico and Louisiana after deduction of all royalties and other burdens on production thereon in exchange for 33,000,000 Trust Units.
          It is further understood and agreed to by all parties hereto that the following transactions have occurred or will occur on or before the Closing Date (as hereinafter defined):

          (a) Pursuant to a Plan of Merger dated the Closing Date (the “Double Survivor Merger Agreement”), by and among Enduro Texas LLC (the “Grantee”), a Texas limited liability company, and Enduro Operating LLC (the “Grantor”), a Texas limited liability company, a merger (the “Double Survivor Merger”) will occur effective as of the Closing Date pursuant to which (i) the Net Profits Interest will be allocated to and vested in the Grantee and (ii) the other assets and liabilities of the Grantor will be retained by it. In connection with and by way of the Double Survivor Merger, the Grantor executed and delivered a conveyance of the Net Profits Interest (the “Conveyance”) in favor of the Grantee effective as of the Closing Date.
          (b) Immediately following the Double Survivor Merger, pursuant to a Plan of Merger dated the Closing Date (the “Merger Agreement”), by and among the Grantee and the Trust, the merger of the Grantee with and into the Trust (the “Merger”) will occur effective as of the Closing Date pursuant to which (i) the Trust will be the surviving entity and, pursuant to the execution and delivery from the Grantee to the Trust of a supplemental conveyance (the “Supplemental Conveyance”), the Trust will be the successor to the Grantee under the Conveyance and (ii) [•] Trust Units will be issued to the Company.
          (c) The public offering of the Firm Units contemplated hereby will be consummated.
          (d) The Trust Agreement of the Trust by and among the Company, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”), as amended to the date hereof (the “Organizational Trust Agreement”), shall be amended and restated (as so amended and restated, the “Trust Agreement”).
          (e) The Company and the Trust will enter into a registration rights agreement granting registration rights to the Company with respect to the Trust Units it will own after completion of the offering of the Units (the “Registration Rights Agreement”).
          The transactions contemplated above are referred to herein as the “Transactions.” The “Transaction Documents” shall mean the Double Survivor Merger Agreement, the Conveyance, the Merger Agreement, the Supplemental Conveyance and the Registration Rights Agreement.
          The “Organizational Documents” shall mean the Organizational Trust Agreement, the Trust Agreement, the Certificate of Trust of the Trust and the Certificate of Formation and the Limited Liability Company Agreement of the Company, each as amended to date.
          The “Operative Agreements” shall mean the Transaction Documents, the Organizational Trust Agreement and the Trust Agreement.
          It is further understood and agreed to by all parties hereto that approximately 660,000 of the Firm Units (the “Directed Trust Units”) will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions to be set forth in the most recent Preliminary Prospectus (as defined in Section 1) and in accordance with the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to employees of the Company and its subsidiaries and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to Barclays Capital Inc. offers or indications of interest to purchase Firm Units in form satisfactory to Barclays Capital Inc. (such program, the “Directed Unit Program”) and that any allocation of such Firm Units among such persons will be made in accordance with timely directions received by Barclays Capital Inc. from the Company; provided that under no circumstances will Barclays Capital Inc. or any Underwriter be liable to the Trust or the Company or to any such person for any action taken or omitted in good faith in connection with such Directed Unit Program. It is further understood that any Directed Trust Units not affirmatively reconfirmed for purchase by any participant in the Directed Unit Program by [ ]:00 A.M., New York City time, on the [date hereof / first business day following the date hereof] or otherwise not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus (as defined in Section 1).
          1. Representations, Warranties and Agreements of the Trust and the Company. Each of the Trust and the Company represents, warrants and agrees that:
     (a) Registration Statement. A registration statement on Form S-1 (File No. 333-174225) relating to the Units has (i) been prepared by the Trust and the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the Representatives. As used in this Agreement:
     (i) “Applicable Time” means [•] [a.m.][p.m.] (New York City time) on [•], 2011;
     (ii) “Effective Date” means the date and time as of which any part of the Registration Statement was declared effective by the Commission;
     (iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or the Trust or used or referred to by the Company or the Trust in connection with the offering of the Units;
     (iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;
     (v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 3 hereto and each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

     (vi) “Prospectus” means the final prospectus relating to the Units, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and
     (vii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430A under the Securities Act to be part of such registration statement as of the Effective Date.
Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference herein to the term “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional Trust Units under Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”).
     (b) No Stop Order. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.
     (c) Not an “Ineligible Issuer.” The Trust was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Trust, the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 5) an “ineligible issuer” (as defined in Rule 405 under the Securities Act).
     (d) Compliance of Registration Statement with Securities Act. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder.
     (e) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).

     (f) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (g) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (h) Compliance of Issuer Free Writing Prospectus with Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Trust and the Company have complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and the rules and regulations thereunder. Neither the Trust nor the Company has made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Trust and the Company have retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder. The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Units will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.
     (i) Formation, Due Qualification and Authority of the Trust. The Trust has been duly formed and is validly existing and in good standing as a statutory trust under the Delaware Statutory Trust Act and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a statutory trust have been made. The Trust is duly registered and qualified to do business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered or qualified or in good standing could not, in the aggregate, reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise), results of operations, properties, business or prospects of the Trust or the Underlying Properties (as defined in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus) (a “Material Adverse Effect”), (ii) materially impair the ability of the Trust or the Company to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents or (iii) subject the unitholders of the Trust to any material liability or disability. The Trust has full right, power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Trust does not own or control, directly or indirectly, any corporation, association or other entity.
     (j) Outstanding Trust Units. At the Initial Delivery Date (as defined in Section 5), after giving effect to the Transactions, the Trust will have outstanding 33,000,000 Trust Units; such Trust Units and the beneficial interests in the Trust represented thereby will be duly authorized and validly issued in accordance with the Trust Agreement, and will be fully paid and nonassessable and free from any preemptive or similar rights.
     (k) Conformity of Trust Units to Description in the Registration Statement, the Most Recent Preliminary Prospectus and the Prospectus. The Trust Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (l) Legal Proceedings. Except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Trust or the Company, threatened, to which the Trust is or may be a party or to which the business or assets of the Trust is or may be subject or (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which the Trust is a party or to which the business or assets of the Trust is subject, that, with each of clause (i) or (ii) individually or in the aggregate, will result in a Material Adverse Effect or materially impair the ability of the Trust or the Company to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party.
     (m) Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Trust or the Company, threatened, against the Trust or to which the Trust or any of its properties or assets are subject, that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) but are not described as required.
     (n) Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments of the Trust that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described in, or filed with, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus as required by the Securities Act.

     (o) No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Trust Units or securities convertible into or exchangeable for Trust Units. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Trust Units or securities convertible into or exchangeable for Trust Units.
     (p) Authority and Authorization. The Trust has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Trust has all requisite power and authority to issue, sell and deliver the Trust Units to the Company in accordance with and upon the terms and conditions set forth in the Trust Agreement, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. At each Delivery Date, all trust action required to be taken by the Trust or any of its unitholders or the Trustee or the Delaware Trustee for the authorization, issuance, sale and delivery of the Trust Units, the execution and delivery of the Operative Agreements to which the Trust is a party and the consummation by the Trust of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements to which the Trust is a party shall have been validly taken by the Trust. The holders of the Trust Units are entitled to the benefits of the Trust Agreement.
     (q) Authorization of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Trust.
     (r) Enforceability of Operative Agreements. Each of the Operative Agreements to which the Trust is a party has been or at the Closing will be duly authorized, executed and delivered by the Trust, and is a valid and legally binding agreement of the Trust, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (s) No Consents. No consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Trust or its properties is required in connection with (i) the issuance and sale of the Units as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust and (iii) the consummation by the Trust of the Transactions or any other transactions contemplated by this Agreement or the Operative Agreements, except (A) for registration of the Trust Units under the Securities Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not materially impair the ability of the Trust, the Company, the

Grantor or the Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which it is a party and (D) except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (t) No Conflicts. None of (i) the issuance and sale of the Units as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement or the Operative Agreements by the Trust and (iii) the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Trust, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Trust is a party or by which any of its properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Trust or its properties in a proceeding to which it or its properties is a party or is bound or (D) results in the creation or imposition of liens, encumbrances, security interests, equities, community property rights, restrictions on transfer, charges or other claims (each, a “Lien”) upon any property or assets of the Trust, except with respect to clauses (B) — (D) for such conflicts, violations, breaches, defaults or Liens that would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents.
     (u) No Defaults. The Trust is not (i) in violation of any of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the cases of clause (ii) or (iii) would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party.
     (v) Independent Public Accountants. Ernst & Young LLP, who have certified certain financial statements of the Trust (including the related notes thereto) included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the

Trust as required by the Securities Act and the Public Company Accounting Oversight Board.
     (w) Books and Records. The Trust (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of management or the Trustee, as applicable, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with general or specific authorization of management or the Trustee, as applicable, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (x) Disclosure Controls and Procedures. (i) The Trust has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trust in the reports it will file or submit under the Exchange Act is accumulated and communicated to the Trustee, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (y) No Changes in Internal Controls. Since the date of the most recent financial statements of the Trust reviewed or audited by Ernst & Young LLP, (i) the Trust has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Trust to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Trust, and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (z) Sarbanes-Oxley Act of 2002. The Trust has taken all necessary action to ensure that, upon and at all times after the filing of the Registration Statement, the Trust will be in compliance in all material respects with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and the rules of The New York Stock Exchange that are effective and applicable to the Trust.
     (aa) No Changes Since Trust Formation. Since the date the Trust was formed through the date hereof, and except as may otherwise be disclosed in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, the Trust has not (i) issued or granted any Trust Units or securities exchangeable for or convertible into Trust

Units, (ii) incurred any liability or obligation, direct or contingent other than liabilities and obligations that were incurred in the ordinary course of business and except for this Agreement and the Operative Agreements, (iii) entered into any transaction not in the ordinary course of business or (iv) made any distribution on its equity interests.
     (bb) Certain Relationships and Related Transactions. Except as set forth in the Pricing Disclosure Package and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) of the Trust or any unitholder of the Trust (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus. Additionally, no relationship, direct or indirect, exists between the Trust, on the one hand, and the Trustee or unitholders of the Trust, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus that is not so disclosed.
     (cc) Investment Company Act. The Trust is not, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, will not be, an “investment company” or a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.
     (dd) Integration. The Trust has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.
     (ee) No Brokers. The Trust is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.
     (ff) Stabilization. The Trust has not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units.
     (gg) Listing. The Units have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on The New York Stock Exchange.
     (hh) Distribution of Offering Materials. The Trust has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h)

or Section 6(f) and, in connection with the Directed Unit Program, the enrollment materials prepared by Barclays Capital Inc. on behalf of the Trust and the Company.
     (ii) Anti-Corruption. Neither the Trust nor, to the knowledge of the Trust or the Company, any person associated with or acting on behalf of the Trust, has (i) used any trust funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from trust funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (jj) Money Laundering Laws. The operations of the Trust are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Trust with respect to the Money Laundering Laws is pending or, to the knowledge of the Trust or the Company, threatened.
     (kk) Office of Foreign Assets Control. Neither the Trust nor, to the knowledge of the Trust or the Company, any trustee, agent, employee or affiliate of the Trust is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).
     (ll) Directed Unit Program. The Trust has not offered, or caused Barclays Capital Inc. to offer, Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Trust or the Company to alter the customer’s or supplier’s level or type of business with the Trust or the Company or (ii) a trade journalist or publication to write or publish favorable information about the Trust or the Company or their respective businesses or assets.
     (mm) Authorization and Qualification of Trustee. The Trustee is a national banking association duly authorized and empowered to act as trustee of the Trust pursuant to the Organizational Trust Agreement and the Trust Agreement.
     (nn) No Consent Needed for Trustee Action. No consent, approval, authorization or filing is required under any law, rule or regulation of the States of Texas, Louisiana or New Mexico or of the United States of America, in order to permit the Trustee to act as trustee of the Trust.
          Any certificate signed by the Trustee and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Trust, as to matters covered thereby, to each Underwriter.

          2. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:
     (a) Not an “Ineligible Issuer.” The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Trust, the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 5) an “ineligible issuer” (as defined in Rule 405 under the Securities Act).
     (b) No Material Misstatements or Omissions in Issuer Free Writing Prospectus. The Pricing Disclosure Package, when taken together with each Issuer Free Writing Prospectus listed in Schedule 4 hereto, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f). Each Issuer Free Writing Prospectus listed in Schedule 4 hereto does not conflict with the information contained in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus.
     (c) Forward-Looking and Supporting Information. Each of the statements (including the assumptions described therein) included in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act, including (but not limited to) any statements with respect to projected results of operations, estimated cash available for distribution and future cash distributions of the Trust, and any statements made in support thereof or related thereto, was made or will be made with a reasonable basis and in good faith.
     (d) Formation, Due Qualification and Authority of the Company. The Company and each of its subsidiaries has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization with full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not reasonably be expected to (i) result in a Material Adverse Effect, (ii) materially impair the ability of the Trust or the Company to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents or (iii) subject the unitholders of the Trust to any material liability or disability.

     (e) Ownership of the Units. Immediately prior to any Delivery Date on which the Company is selling Units, the Company will have, good and marketable title to the Units to be sold by the Company hereunder on such Delivery Date, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all Liens.
     (f) Outstanding Trust Units Held by Company. At the Initial Delivery Date, after giving effect to the Transactions and assuming no exercise of the Underwriters’ over-allotment option, the Company will own 19,800,000 Trust Units free and clear of all Liens.
     (g) Title to the Units. Upon payment for the Units, delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters, (i) DTC will acquire good and marketable title to the Units free and clear of all Liens, (ii) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iv) an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, the Company may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Trust’s unit registry in accordance with its organizational documents and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
     (h) Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or to which the Company or any of its properties or assets, including the Subject Interests (as defined in the Conveyance), are subject, that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) but are not described as required.
     (i) Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments of the Company that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described in or filed with the Registration Statement, the most recent Preliminary Prospectus and the Prospectus as required by the Securities Act.
     (j) Authority and Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including the sale of the Trust Units in accordance with and upon the terms and conditions set forth in this Agreement, the Registration Statement, the most recent Preliminary

Prospectus and the Prospectus. Each of the Company, the Grantor and the Grantee has all requisite power and authority to enter into the Operative Agreements to which it is a party and to perform its obligations thereunder. At any applicable Delivery Date, all limited liability company action required to be taken by each of the Company, the Grantor, the Grantee or any of its members for the authorization, issuance, sale and delivery of the Trust Units, the execution and delivery of the Operative Agreements to which it is a party and the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements to which it is a party shall have been validly taken.
     (k) Authorization of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company.
     (l) Enforceability of Operative Agreements. Each of the Operative Agreements to which the Company, the Grantor or the Grantee is a party has been duly and validly authorized, executed and delivered by the Company, the Grantor or the Grantee, as applicable, and is a valid and legally binding agreement of the Company, the Grantor or the Grantee, as applicable, enforceable against the Company, the Grantor or the Grantee, as applicable, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (m) Conveyance and Merger. (i) The Conveyance when duly executed by the proper officers of the Grantor and delivered by the Grantor to the Grantee, will constitute a fully conveyed and vested interest in real property under the laws of each of the States of Texas, Louisiana and New Mexico, and is adequate and sufficient to transfer title to the Net Profits Interest to the Grantee; the recording of the Conveyance in the real property records in each county where the Subject Interests (as defined in the Conveyance) are located is sufficient to impart notice of the contents thereof, and all subsequent purchasers or creditors of the Grantor will be deemed to purchase with notice of and subject to such Net Profits Interest; the Conveyance and the Net Profits Interest conform in all material respects to the descriptions thereof in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus; and the Net Profits Interest is described in the Conveyance in a manner sufficient to identify the interests conveyed under the laws of each of the States of Texas, Louisiana and New Mexico; the Grantee’s net revenue interest with respect to each Subject Interest (each as defined in the Conveyance) is no less than the net revenue interest set forth on Exhibit C hereto and its working interest with respect to each Subject Interest is no greater than the working interest set forth on Exhibit C hereto (except for circumstances which result in a proportionate increase in the Grantee’s corresponding net revenue interest for such Subject Interest); and (ii) the Merger is sufficient to cause all of the rights of the Grantee in the Net Profits Interest to vest in the Trust as successor to the Grantee. From and after the Merger, the Trust’s net revenue interest with respect to each Subject Interest will be no less than the net revenue interest set forth on Exhibit C hereto and its working interest with respect to each Subject Interest is no greater than the working interest set forth on Exhibit C hereto (except for circumstances which result in a proportionate increase in the Trust’s corresponding net revenue interest for such Subject Interest).
     (n) No Consents. No consent of any court, governmental agency or body having jurisdiction over the Company, any of its subsidiaries or its or their properties is required in connection with (i) the issuance and sale of the Units as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company, the Grantor or the Grantee and (iii) the consummation by each of the Company, the Grantor and the Grantee of the Transactions or any other transactions contemplated by this Agreement or the Operative Agreements, except (A) for registration of the Trust Units under the Securities Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not materially impair the ability of the Trust, the Company, the Grantor or the Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which it is a party and (D) except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (o) No Conflicts. None of (i) the issuance and sale of the Units as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement or the Operative Agreements by the Trust, the Company, the Grantor or the Grantee and (iii) the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Company or the similar organizational documents of its subsidiaries, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) or a Debt Repayment Triggering Event (as defined below) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of its or their properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Company, any of its subsidiaries or any of its or their properties in a proceeding to which the Company, any of its subsidiaries or its or their properties is a party or is bound or (D) results in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries, except with respect to clauses (B) — (D) for such conflicts, violations, breaches, defaults or Liens that would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust, the Company, the Grantor or the Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any debtor.
     (p) No Defaults. The Company is not (i) in violation of any of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it or any of its subsidiaries is a party or by which it, any of its subsidiaries or any of its or their properties may be bound, which breach, default or violation in the cases of clause (ii) or (iii) would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust, the Company, the Grantor or the Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Company, the Grantor or the Grantee is a party.
     (q) Financial Statements. The financial statements of the Company, the Trust, Enduro Resource Partners LLC Predecessor, the Predecessor Underlying Properties, the Samson Permian Basin Assets and the ConocoPhillips Permian Basin Assets (as each term is defined in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus), each together with the related notes, included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial condition of the Company, the Trust, Enduro Resource Partners LLC Predecessor, the Predecessor Underlying Properties, the Samson Permian Basin Assets and the ConocoPhillips Permian Basin Assets, respectively, on the basis stated in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply. Such statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States applied consistently throughout the periods involved, except as disclosed therein; and the other financial information relating to the Company set forth in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company or the Trust, as applicable. Except as set forth in Section 2(r), no other financial statements or schedules are required to be included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto).
     (r) Pro Forma Financial Statements. The pro forma financial statements for the Company, the Trust and the Combined Underlying Properties (as defined in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus) included in the most recent Preliminary Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements for the Company, the Trust and the Combined Underlying Properties included in the most recent Preliminary Prospectus. The pro forma financial statements for the Company, the Trust and the Combined Underlying Properties included in the most recent Preliminary Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act.
     (s) Independent Public Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company, the Predecessor Underlying Properties, the Samson Permian Basin Assets and the ConocoPhillips Permian Basin Assets (including the related notes thereto), included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Company as required by the Securities Act and the Public Company Accounting Oversight Board.
     (t) Books and Records. The Company (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of management, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with general or specific authorization of management, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (u) Disclosure Controls and Procedures. (i) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trustee in the reports it will file or submit under the Exchange Act is accumulated and communicated to the Company’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (v) No Changes in Internal Controls. Since the date of the most recent financial statements of the Company and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (w) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Company and any of the Company’s officers, in their capacities as such, to comply in all respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
     (x) Environmental Laws. The Company and, to the knowledge of the Company, any operator of any of the Underlying Properties, (i) is, and at all times prior hereto was, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to the Company or such operator, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct its business, and (ii) has not received notice (and does not otherwise have knowledge) of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, (x) there are no proceedings that are pending, or known by the Company to be contemplated, against the Company or any operator of the Underlying Properties under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company is not aware of any issues regarding compliance with Environmental Laws by it or any operator of the Underlying Properties, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect and (z) the Company does not anticipate material capital expenditures relating to Environmental Laws.
     (y) Reserve Engineers. Cawley, Gillespie & Associates, Inc. (“Cawley Gillespie”), whose reports appear in the most recent Preliminary Prospectus and who has delivered the letter referred to in Section 9(j) hereof, was, as of the date of such reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Trust and the Company.
     (z) No Labor Disputes. No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, and, to the knowledge of the Company, no labor disturbance by the employees of any third party operator of any of the Underlying Properties exists or is imminent that could reasonably be expected to have a Material Adverse Effect.
     (aa) Statistical and Market Data. The statistical and market-related data included in the most recent Preliminary Prospectus are based on or derived from sources that the Trust and the Company each believe to be reliable and accurate in all material respects.
     (bb) Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Trust or sale by the Company of the Units.
     (cc) No Material Changes. Except as disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), since the respective dates as of which information is given in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (i) the Company has not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any transaction that is not in the ordinary course of business, (ii) neither the Company nor the Underlying Properties has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) the Company is not in default under the terms of any class of membership interest of the Company or any outstanding debt obligations, (iv) there has not been any material change in the indebtedness of the Company (other than in the ordinary course of business) and (v) there has not been any material adverse change, or any development involving or that had or will have a Material Adverse Effect, in the condition (financial or otherwise), business, properties, prospects, net worth or result of operations of the Company or the Underlying Properties.
     (dd) Reserve Reports. The information supplied by the Company to Cawley Gillespie for purposes of preparing the reserve reports and estimates of the Underlying Properties and the Net Profits Interest and preparing the letters (the “Reserve Report Letters”) of Cawley Gillespie, including, without limitation, production volumes, sales prices for production costs of operation and development, and working interest and net revenue information relating to ownership interests in the Net Profits Interest and the Underlying Properties, was true and correct in all material respects on the date supplied and such information was supplied and was prepared in accordance with customary industry practices; and estimates of such reserves and present values as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and reflected in the Reserve Report Letters comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.
     (ee) Title to the Underlying Properties. The Grantor, as of the Initial Delivery Date, will have good and defensible title to the Subject Interests (as defined in the Conveyance), free and clear of all Liens except (i) those described in the Registration

Statement, the most recent Preliminary Prospectus or the Prospectus; (ii) royalties and other burdens and obligations, expressed and implied, under oil and gas leases; (iii) overriding royalties, production payments and similar interests and other burdens created by the Grantor or its predecessors in title; (iv) contractual obligations arising under operating agreements, farm-out agreements and other agreements that may affect the properties or their titles of a type and nature customary in the oil and gas industry; (v) liens that arise in the normal course of operations, such as those for unpaid taxes, statutory liens securing unpaid suppliers and contractors and contractual liens under operating agreements to secure payments of all amounts that are not yet delinquent or, if delinquent are being contested in good faith by appropriate proceedings; (vi) pooling, unitization and communalization agreements, declarations and orders; (vii) easements, restrictions, rights-of-way and other matters that commonly affect property; (viii) conventional rights of reassignment that obligate the Grantor to reassign all or part of any Subject Interest to a third party if the Grantor intends to release or abandon each interest before the termination of such interest; and (ix) rights reserved to or vested in appropriate governmental agencies or authorities to control or regulate the Subject Interests and the Net Profits Interest therein; none of which in the aggregate materially adversely affect the value of the Subject Interests and do not materially interfere with the Net Profits Interest or the use made and proposed to be made of such property by the Grantor. All contracts, agreements or underlying leases, which comprise a portion of the Subject Interests and which individually or in the aggregate are material to the Subject Interests, are in full force and effect, the Grantor has paid all rents and other charges to the extent due and payable thereunder, is not in default under any of such underlying contracts, agreements or leases, has received no notice of default from any other party thereto and knows of no material default by any other party thereto. The working interests in oil, gas and mineral leases or mineral interests that constitute a portion of the Subject Interests held by the Grantor reflect in all material respects the right of the Grantor to explore or receive production from such Subject Interests and the care taken by the Grantor with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons. Upon recordation and filing of the Conveyance and the Supplemental Conveyance, the Trust will have good and defensible title to the Net Profits Interest, free and clear of all liens, encumbrances and defects, except Permitted Encumbrances (as defined in the Conveyance). To the knowledge of the Company, there are no Prior Reversionary Interests (as defined in the Conveyance) in the Subject Interests.
     (ff) Rights-of-way. The Grantor has such easements or rights-of-way from each person (collectively, “rights-of-way”) as are necessary for the Company to conduct its business in the manner described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, except for such rights-of-way that, if not obtained, could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Grantor has fulfilled and performed all its material obligations with respect to such rights-of-way, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the Grantor with respect to such rights-of-way, except for such revocations, terminations and impairments that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of such rights-of-way contains any restriction that is materially burdensome to the Company.
     (gg) Permits. The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals, consents or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.
     (hh) Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.
     (ii) Certain Relationships and Related Transactions. Except as set forth in the Pricing Disclosure Package and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) of the Company or any member of the Company (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus. Additionally, no relationship, direct or indirect, exists between the Company, on the one hand, and the members of the Company, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus that is not so disclosed.
     (jj) Investment Company Act. The Company is not, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, will not be, an “investment company” or controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of such term under the Investment Company Act, and the rules and regulations of the Commission thereunder.
     (kk) Legal Proceedings. Except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or others.
     (ll) ERISA. Other than with respect to items that would not reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
     (mm) Tax Returns. (i) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, other than returns as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect and subject to permitted extensions, (ii) the Company has paid all taxes due thereon, other than taxes being challenged in good faith by the Company and (iii) no tax deficiency has been determined adversely to the Company that could, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect, except those that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.
     (nn) No Brokers. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.
     (oo) Stabilization. The Company has not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units.
     (pp) Distribution of Offering Materials. Neither the Company nor any person acting on behalf of the Company has distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 6(f) and, in connection with the Directed Unit Program, the enrollment materials prepared by Barclays Capital Inc. on behalf of the Trust and the Company.
     (qq) Anti-Corruption. Neither the Company nor, to the knowledge of the Company, any person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (rr) Money-Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (ss) Office of Foreign Assets Control. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

     (tt) Directed Unit Program. The Company has not offered, or caused Barclays Capital Inc. to offer, Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Trust or the Company to alter the customer’s or supplier’s level or type of business with the Trust or the Company or (ii) a trade journalist or publication to write or publish favorable information about the Trust or the Company, their respective businesses or assets.
     (uu) No Material Non-Public Information. The Company is not prompted to sell the Units by any information concerning the Trust that is not set forth in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (vv) Internal Policies. The sale of the Units by the Company does not violate any of the Company’s internal policies.
     (ww) Lock-up Agreements. The Company has procured letters, substantially in the form of Exhibit A-1 hereto (the “Lock-Up Agreements”), of each officer, director and member of the Company set forth on Schedule 2 hereto.
     (xx) No Restrictions on Payments. The Company is not currently prohibited, directly or indirectly, from making any payments on account of the Net Profits Interest to the Trust.
     (yy) Solvency. Immediately after the Closing Date, the Company (after giving effect to the Conveyance and the other transactions contemplated hereby) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
     (zz) Ratings. The Company has no debt securities or preferred stock that is rated by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act).
     (aaa) Preferential Rights and Consents. None of (i) the issuance and sale of the Units as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the

Operative Agreements by the Trust and the Company and (iii) the consummation by the Trust and the Company of the Transactions or any other transactions contemplated by this Agreement or the Operative Agreements is subject to any third party preferential purchase rights, rights of first refusal, or similar rights with respect to the Subject Interests.
     (bbb) Effectiveness of Mergers. Prior to the Initial Delivery Date, the Double Survivor Merger and the Merger will be effective under the Texas Business Corporation Act, the Texas LP Act and the Texas LLC Act.
     (ccc) Authorization and Qualification of Delaware Trustee. The Delaware Trustee is a Delaware banking corporation duly authorized and empowered to act as Delaware trustee of the Trust pursuant to the Organizational Trust Agreement and the Trust Agreement.
     (ddd) Private Placement. The sale and issuance of the 33,000,000 Trust Units to the Company pursuant to the Conveyance is exempt from the registration requirements of the Securities Act and securities laws of any state having jurisdiction with respect thereto, and neither the Trust nor the Company has taken or will take any action that would cause the loss of such exemption. The Company has not sold any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission.
          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
          3. Purchase of the Units by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional units, as the Representatives may determine.
          In addition, the Company grants to the Underwriters an option to purchase up to 1,980,000 Option Units. Such option is exercisable in the event that the Underwriters sell more than the number of Firm Units in the offering and as set forth in Section 5 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number Firm Units.
          The purchase price payable by the Underwriters for both the Firm Units and any Option Units purchased by the Underwriters shall be $• per unit less an amount equal to any distributions declared by the Trust and payable on each Firm Unit but not on each Option Unit.

               The Company is not obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Trust Units to be purchased on such Delivery Date as provided herein.
               4. Offering of Units by the Underwriters. Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.
               The Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Unit Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program.
               5. Delivery of and Payment for the Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Trust. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Firm Units being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Firm Units through the facilities of DTC unless the Representatives shall otherwise instruct.
               The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time any Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”
               Delivery of the Option Units by the Company and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Company. On the Option Units Delivery Date, the Company shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Units being sold by the Company to or upon the order of the

Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.
          6. Further Agreements of the Parties. Each of the Trust and the Company severally agrees:
     (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
     (b) To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (C) each Issuer Free Writing Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;
     (d) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Trust, the Company or the Representatives, be required by the Securities Act or requested by the Commission;
     (e) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;
     (f) Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;
     (g) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
     (h) As soon as practicable after the Effective Date (it being understood that the Trust shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 455 days after the end of the Trust’s current fiscal quarter), to make generally available to the Trust’s security holders and to deliver to the Representatives an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Trust, Rule 158);
     (i) To cooperate with the Representatives and counsel for the Underwriters in connection with the registration or qualification of the Units for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably designate and to file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Units; provided that in no event shall the Company or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Units, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Units in any jurisdiction is suspended, the Company and the Trust shall so advise you promptly in writing;
     (j) For a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Trust Units (including, without limitation, Trust Units that may be deemed to be beneficially owned by the Company in accordance with the rules and regulations of the Commission and Trust Units that may be issued upon exercise of any options or warrants) or securities convertible into or exchangeable for Trust Units, or sell or grant options, rights or warrants with respect to any Trust Units or securities convertible into, exercisable or exchangeable for Trust Units (other than the offer and sale of the Firm Units and the Option Units), (B) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of such Trust Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Trust Units or other securities, in cash or otherwise, (C) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Trust Units or securities convertible, exercisable or exchangeable into Trust Units or any other securities of the Trust or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, and to furnish or cause to be furnished to the Representatives, prior to the Initial Delivery Date, each of the Lock-Up Agreements; notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or material news or a material event relating to the Trust occurs or (y) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc. on behalf of the Underwriters, agrees not to require such extension in writing;
     (k) In the case of the Company, to apply the net proceeds from the sale of the Units being sold by the Company substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds”;
     (l) In the case of the Trust, to file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Securities Act;

     (m) If the Trust and the Company elect to rely upon Rule 462(b) under the Securities Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement;
     (n) In connection with the Directed Unit Program, the Company shall ensure that any of the officers or managers of the Company that are Directed Trust Units Participants will be restricted from sale, transfer, assignment, pledge or hypothecation to the same extent as sales and dispositions of Trust Units by the Company are restricted pursuant to Section 6(j). At the request of Barclays Capital Inc., the Trust will direct the transfer agent to place stop transfer restrictions upon such securities held by such individuals for such period of time as is consistent with Section 6(j);
     (o) None of the Trust, the Company nor any of their affiliates will take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units; and
     (p) To do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Units.
     7. Further Agreements of the Company. The Company agrees that:
     (a) Not more than seven days following the Closing Date, it will record the Conveyance in the Recorder of Deeds in the Register and Recorder’s Offices of the Texas and New Mexico counties and Louisiana parishes where the Subject Interests are located. The Company will provide to the Underwriters evidence of such filings reasonably satisfactory to counsel for the Underwriters as promptly as practicable following the time of such filings, and in any event not more than sixty days following the Closing Date;
     (b) Prior to engaging in any transaction or taking any other action that is subject to the terms of Section 6(j) during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Trust and will not consummate such transaction or take any such action unless it has received written confirmation from the Trust that the Lock-Up Period (as such may have been extended pursuant to Section 6(j)) has expired;
     (c) Neither the Company nor any person acting on behalf of the Company (other than, if applicable, the Trust and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Units;
     (d) To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9.

               8. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the FINRA of the terms of sale of the Units, but not including related fees and expenses of counsel to the Underwriters related to such review; (f) the listing of the Units on The New York Stock Exchange; (g) the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the offer and sale of the Units by the Underwriters in connection with the Directed Unit Program, including the fees and disbursements of counsel to the Underwriters related thereto, the costs and expenses of preparation, printing and distribution of the Directed Unit Program material and all stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program; (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Trust and the Company and half of the cost of any aircraft chartered in connection with the road show; and (j) all other costs and expenses incident to the performance of the obligations of the Trust and the Company under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.
               9. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Trust and the Company contained herein, to the performance by the Trust and the Company of their respective obligations hereunder, and to each of the following additional terms and conditions:
          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); the Trust and the Company each shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Trust and the Company have elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b)

Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.
     (b) No Underwriter shall have discovered and disclosed to the Trust or the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
     (c) All limited liability company and trust proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Trust and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) Latham & Watkins LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1.
     (e) Gordon, Arata, McCollam, Duplantis & Eagan, LLC, shall have furnished to the Representatives its written opinion, as Louisiana counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-2.
     (f) Hinkle, Hensley, Shanor & Martin, L.L.P., shall have furnished to the Representatives its written opinion, as New Mexico counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-3.
     (g) Richards, Layton & Finger, P.A. shall have furnished to the Representatives its written opinion, as special Delaware counsel to the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-4.
     (h) Bracewell & Giuliani LLP shall have furnished to the Representatives its written opinion, as counsel to the Trustee, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-5.

     (i) The Representatives shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Trust and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (j) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (k) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (l) At the time of execution of this Agreement, the Representatives shall have received from Cawley Gillespie an initial letter (the “initial expert letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof and a subsequent letter dated as of the Delivery Date, which such letter shall cover the period from any initial expert letter to the Delivery Date, stating the conclusions and findings of such firm with respect to oil and gas reserves of the Underlying Properties and Net Profits Interest as is customary to underwriters in connection with registered public offerings.

     (m) The Trust shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Trust as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:
     (i) The representations, warranties and agreements of the Trust in Section 1 are true and correct on and as of such Delivery Date, and the Trust has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of the Trust, threatened; and
     (iii) The Trust has examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in its opinion, (i) (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (n) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Company’s Chief Executive Officer and Chief Financial Officer as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:
     (i) The representations, warranties and agreements of the Company in Section 1 and Section 2 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such persons, threatened; and
     (iii) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (i) (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (o) None of the Trust, the Underlying Properties or the Company or any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of the Trust or the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, properties, business or prospects of the Trust or the Company, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on The New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market or in the over-the-counter market, or trading in Trust Units on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement and clearance of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (q) The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

     (r) The Lock-Up Agreements between the Representatives and the officers, directors and stockholders of the Company set forth on Schedule 2, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.
     (s) On or prior to each Delivery Date, the Trust and the Company shall have furnished to the Underwriters such further certificates and documents as the Representatives may reasonably request.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
     10. Indemnification and Contribution.
     (a) The Company and the Trust each hereby agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Underwriter participating in the offering of the Units, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter with the prior consent of the Trust and the Company (any such issuer information with respect to whose use the Trust and the Company has given its consent, “Permitted Issuer Information”), (D) any materials or information provided to investors by, or with the approval of, the Trust and the Company in connection with the marketing of the offering of the Units, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) or (E) any Blue Sky application or other document prepared or executed by the Company or the Trust (or based upon any written information furnished by the Company or the Trust for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any

amendment or supplement thereto or in any Permitted Issuer information, Marketing Materials or any Blue Sky Application, in light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director, officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company or the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company or the Trust may otherwise have to any Underwriter or to any affiliate, director, officer, employee, agent or controlling person of that Underwriter.
     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Trust, the Company, their respective trustees, directors, officers and employees, and each person, if any, who controls the Trust or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust, the Company or any such trustee, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto or in any Permitted Issuer Information, Marketing Materials or Blue Sky Application, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company or the Trust through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Trust, the Company or any such trustee, director, officer, employee or controlling person.
     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective trustees, directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its trustees, directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective trustees, directors, officers, employees, agents or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (d) Notwithstanding the foregoing, the Trust shall not be obligated to make any payments to an indemnified party under this Section 10 until the earlier to occur of the following: (a) with respect to a final, nonappealable judgment of a court of competent jurisdiction or a settlement agreement, the Company has not paid such indemnified party the amount owed within 30 days of the due date under such judgment or settlement, (ii) with respect to expenses, the Company has not paid such indemnified party the amount owed within 30 days of submission by the indemnified party for reimbursement of such expenses or (iii) the Company shall become the subject of any bankruptcy or insolvency proceedings or publicly declares its inability to pay its debts as they become due.
     (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b), or 10(g) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust, the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), in no event shall an Underwriter be required to contribute any amount in excess of the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Units exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.
     (f) The Underwriters severally confirm and the Trust and the Company acknowledge and agree that (i) the second paragraph under “Commissions and Expenses” and (ii) paragraphs under “Stabilization, Short Positions and Penalty Bids,” each under the caption “Underwriting (Conflicts of Interest)” in the most recent Preliminary Prospectus and Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.
     (g) The Trust and the Company shall indemnify and hold harmless Barclays Capital Inc. (including its affiliates, directors, officers, employees and agents) and each person, if any, who controls Barclays Capital Inc. within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (“Barclays Entities”), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Barclays Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Trust or the Company for distribution to Directed Unit Participants in connection with the Directed Unit Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arises out of, or is based upon, the failure of the Directed Unit Participant to pay for and accept delivery of Directed Trust Units that the Directed Unit Participant agreed to purchase or (iii) is otherwise related to the Directed Unit Program; provided that neither the Trust nor the Company shall be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Barclays Entities. The Company shall reimburse the Barclays Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

          11. Defaulting Underwriters. (a) If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Units that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Units by the non-defaulting Underwriters or other persons satisfactory to the Trust and the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Units, then the Trust and the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Units on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Trust and the Company that they have so arranged for the purchase of such Units, or the Trust and the Company notifies the non-defaulting Underwriters that they have so arranged for the purchase of such Units, either the non-defaulting Underwriters or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Trust, counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Trust and the Company agree to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Units that a defaulting Underwriter agreed but failed to purchase.
     (b) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Trust and the Company as provided in paragraph (a) above, the total number of Units that remains unpurchased does not exceed one-eleventh of the total number of all the Units, then the Trust and the Company shall have the right to require each non-defaulting Underwriter to purchase the total number of Units that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Units that such Underwriter agreed to purchase hereunder) of the Units of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.
     (c) If, after giving effect to any arrangements for the purchase of the Units of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Trust and the Company as provided in paragraph (a) above, the total number of shares of Units that remains unpurchased exceeds one-eleventh of the total number of Units, or if the Trust and the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of the Trust or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 8 and 13 and except that the provisions of Section 10 shall not terminate and shall remain in effect.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.
          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Trust prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 9(n) and 9(o) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.
          13. Reimbursement of Underwriters’ Expenses. If (a) the Company shall fail to tender the Units for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.
          14. Research Analyst Independence. Each of the Company and the Trust acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the Trust and/or the offering that differ from the views of their respective investment banking divisions. Each of the Company and the Trust hereby waives and releases, to the fullest extent permitted by law, any claims that the Company or the Trust, as the case may be, may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Trust by such Underwriters’ investment banking divisions. Each of the Company and the Trust acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
          15. No Fiduciary Duty. The Company and the Trust each acknowledges and agrees that in connection with this offering and sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company, the Trust and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Trust, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Company and the Trust, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Company or the Trust shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Trust. The Company and the Trust each hereby waives any claims that the Company or the Trust may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.
          16. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 200 Park Avenue, New York, New York 10166, Attention: Syndicate Registration (Fax: [•]), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 200 Park Avenue, New York, New York 10166;
     (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Jon S. Brumley, President and Chief Executive Officer (Fax: •); and
     (c) if to the Trust, shall be delivered or sent by mail or facsimile transmission to the address of the Trust set forth in the Registration Statement, Attention: Michael J. Ulrich (Fax: 512-479-2253).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc. on behalf of the Representatives.
          17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the trustees of the Trust, the directors of the Company or the Trust, the officers of the Company or the Trust who have signed the Registration Statement and any person controlling the Company or the Trust within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          18. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
          19. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” shall have the meanings set forth in Rule 405 under the Securities Act.
          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          21. Waiver of Jury Trial. The Trust, the Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
          22. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Trust, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
          23. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
          24. Limitation of Trustee’s Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee not individually or personally, but solely as Trustee in the exercise of the powers and authority conferred and vested in it and (b) under no circumstances shall the Trustee be liable for any liability of the Trust or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.
          25. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature pages follow]

     If the foregoing correctly sets forth the agreement among the Company, the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ENDURO RESOURCE PARTNERS LLC

By:
Name: Jon S. Brumley
Title: President and Chief Executive Officer

ENDURO ROYALTY TRUST

By:	The Bank of New York Mellon
Trust Company, N.A., Trustee

By:
Name: Michael J. Ulrich
Title: Vice President

Accepted:
BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.
GOLDMAN, SACHS & CO.
RBC CAPITAL MARKETS, LLC
WELLS FARGO SECURITIES, LLC
For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By: BARCLAYS CAPITAL INC.

By:
Authorized Representative

By: CITIGROUP GLOBAL MARKETS INC.

By:
Authorized Representative

By: GOLDMAN, SACHS & CO.

By:
Authorized Representative

By: RBC CAPITAL MARKETS, LLC

By:
Authorized Representative

By: WELLS FARGO SECURITIES, LLC

By:
Authorized Representative

SCHEDULE 1

Underwriters	Number of Firm Units
Barclays Capital Inc.
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
Morgan Keegan & Company, Inc.
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
Wunderlich Securities, Inc.

Total	13,200,000

SCHEDULE 2
PERSONS DELIVERING LOCK-UP AGREEMENTS
Directors and Officers
Jon S. Brumley
David Leuschen
Pierre F. Lapeyre, Jr.
N. John Lancaster
I. Jon Brumley
John W. Arms
Kimberly A. Weimer
Bill R. Pardue
David J. Grahek

SCHEDULE 3
ORALLY CONVEYED PRICING INFORMATION

SCHEDULE 4
ISSUER FREE WRITING PROSPECTUSES

EXHIBIT A-1
FORM OF LOCK-UP LETTER AGREEMENT
Barclays Capital Inc.
As Representative of the several
  Underwriters named in Schedule 1,
c/o Barclays Capital Inc.
200 Park Avenue
New York, New York 10166
Ladies and Gentlemen:
          The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of trust units (the “Units”) of beneficial interest of Enduro Royalty Trust, a Delaware Statutory Trust (the “Trust”), and that the Underwriters propose to reoffer the Units to the public (the “Offering”).
          In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units (including, without limitation, Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Units, (2) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Units or securities convertible, exercisable or exchangeable into Units or any other securities of the Trust or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).
          Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or material news or a material event relating to the Trust occurs or (2) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless such extension is waived by Barclays Capital Inc. in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Trust and will not consummate such transaction or take any such action unless it has received written confirmation from the Trust that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.
          In furtherance of the foregoing, the Trust and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
          It is understood that, if the Trust notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
          The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Trust, Enduro Resource Partners LLC and the Underwriters.
[Signature page follows]

2

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:
Dated: _______________

A-1